UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2017

Tangoe, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01.                Other Events.

In connection with the transaction contemplated by the previously announced Agreement and Plan of Merger, dated as of April 27, 2017, by and among Tangoe, Inc. (the “Company”), Asentinel, LLC (the “Parent”) and TAMS Inc. (the “Purchaser”), the Company is making available the unaudited consolidated statements of operations and balance sheets of the Company and its subsidiaries set forth in Exhibit 99.1 attached hereto (the “Unaudited Financial Statements”) in order to provide the Company’s stockholders with access to such information for purposes of considering and evaluating the transaction.

The Unaudited Financial Statements are preliminary, have not been prepared in conformity with United States generally accepted accounting principles and remain subject to adjustment as a result of the Company’s ongoing restatement of its financial statements for the years 2013 and 2014, all quarters therein and the first three quarters of 2015 (the “Restatement”).  Among other things, the Company anticipates that the income tax provisions included in the Unaudited Financial Statements will require further adjustment in connection with the Restatement and that balance sheet totals may change as a result of ongoing customer-level review by the Company’s management of proposed Restatement adjustments.  In addition, the Unaudited Financial Statements have not been reviewed by the Company’s independent registered public accounting firm and remain subject to adjustment arising out of such review.

Despite extensive efforts of the Company, counsel to the Company and consulting accountants from three firms retained by the Company or counsel to the Company, which efforts were overseen by the Audit Committee of the Company’s Board of Directors, the Company does not have audited financial statements for the Restatement periods through the present because the Company has not completed the Restatement and an audit of later periods depends upon completion of audited financial statements for some or all of the periods affected by the Restatement.  The Restatement process has been expensive and time consuming for a number of reasons including that (i) the Company has over time identified various different categories of errors requiring correction; (ii) the nature of some of the errors identified later in time required extensive compilation and review of the Company’s records; (iii) the Company lacks certain records that would have facilitated attempts to more rapidly correct certain of the errors identified later in time; (iv) the Company’s independent registered public accounting firm could not specify the scope of work that it intended to perform in connection with the audit of  the financial statements being restated until the Company finalized its preparation of the financial statements for the Restatement periods; (v) the scope of audit work proposed called for extensive work, including review of a very large number of transactions and extensive customer confirmations of facts, that would be time consuming and expensive to complete; (vi) the scope of audit work was not proposed until near to the end of 2016 (contemporaneously with receipt by the Company of indications of interest to acquire the Company that were not conditioned on completion of the Restatement or preparation of audited financial statements); and (vii) the Company’s Board of Directors determined at that time (after assessing the acquisition proposals, the costs that would be incurred based on proceeding immediately with the proposed scope of audit work in light of the Company’s limited cash and concern that the Company might not be able to satisfy the proposed scope of audit work at any reasonable cost, the competing demands that would be placed on management time by simultaneous pursuit of the proposed scope of audit work and the due diligence and other demands of the acquisition process, the impact on customer relations from an extensive customer confirmation process, and whether an audit could be accomplished more efficiently and quickly at less cost through use of a different independent registered accounting firm) that it was in the best interests of the Company’s stockholders to prioritize acquisition efforts (which might avoid the cost of an audit) while simultaneously exploring whether an audit could be concluded on a less burdensome basis by another independent registered accounting firm.

Item 9.01.                Financial Statements and Exhibits

(d)   Exhibits

See Exhibit Index attached hereto.

Important Additional Information Will Be Filed with the SEC

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company.

At the time the tender offer is commenced, the Purchaser will file with the SEC and mail to the Company’s stockholders a Tender Offer Statement and the Company will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement in connection with the transaction.  These will contain important information about Marlin Equity Partners, the Parent, the Purchaser, the Company, the transaction and other related matters.  Investors and security holders are urged to read each of these documents carefully when they are available.

Investors and security holders will be able to obtain free copies of the Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by the Purchaser and the Company through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from the Purchaser or the Company by contacting:  Okapi Partners LLC, Attn: Pat McHugh, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or by telephone toll free at (877) 305-0857 or collect at (212) 297-0720; or Tangoe, Inc., Attn: Corporate Secretary, 35 Executive Boulevard, Orange, Connecticut 06477, or by telephone at (203) 859-9300

The Company plans to file with the SEC and, under certain circumstances, mail to its stockholders a Proxy Statement in connection with the transaction.  The Proxy Statement will contain important information about Marlin Equity Partners, the Parent, the Purchaser, the Company, the transaction and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Purchaser and the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting its Corporate Secretary.

Marlin Equity Partners, the Parent, the Purchaser and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.  As of April 25, 2017, the Company’s directors and executive officers beneficially owned approximately 960,078 shares, or 2.4%, of the Company’s common stock.  In addition, the Company’s directors and executive officers are also parties to agreements with the Company pursuant to which they will be entitled to receive payments upon the consummation of the transaction contemplated by the merger agreement.  As of April 25, 2017, Marlin Equity Partners beneficially owned approximately 4,094,599 shares, or approximately 10.4%, of the Company’s common stock.  A more complete description of the interests of the Company’s directors and executive officers and any other participants in the solicitation will be available in the Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “estimates”, “expects” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, which include all amounts set forth in the Unaudited Financial Statements, involve risks and uncertainties that may cause actual results to differ materially from those stated here.  Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that additional information may arise from the completion of an audit of the Company’s financial statements or from the preparation of interim financial statements for periods in 2016 or 2017 and financial statements for the year ended December 31, 2016, the risk that the process of preparing and auditing the restated financial statements or other subsequent events would require the Company to make additional adjustments and the time and effort required to complete the Restatement, as well as other risks described more fully in the Company’s other filings with the SEC. Forward-looking statements reflect management’s analysis as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.
Date: May 11, 2017
	By:	/s/ Jay Zager
Jay Zager
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Financial Statements